                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 28, 2004
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                            FALCONSTOR SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)

     Delaware                             0-23970             77-0216135
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     (State or other jurisdiction        (Commission         (IRS Employer
     of incorporation)                   File Number)        Identification No.)

                2 Huntington Quadrangle, Melville, New York 11747
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                     Address of principal executive offices

        Registrant's telephone number, including area code: 631-777-5188
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         (Former name or former address, if changed since last report.)

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

(c)         Exhibits

            Exhibit Number     Description
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            99.1               Press release of the Company dated July 28, 2004.

Item 12.    Results of Operations and Financial Condition

            On July 28, 2004, the Company issued a press release  announcing its results of operations for the fiscal quarter ended June 30, 2004.

            The text of a press  release  issued by the Company is  furnished as
Exhibit 99.1 and is incorporated herein by reference.

            Exhibit Number    Description
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            99.1              Press Release of the Company dated July 28, 2004.

                                    SIGNATURE
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            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              FALCONSTOR SOFTWARE, INC.

Dated: July 28, 2004                      By: /s/ James Weber
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                                              Name:  James Weber
                                              Title: Chief Financial Officer and
                                                     Vice President